                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [ ] Definitive Proxy Statement

    [X] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
  ------------------------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
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         Total fee paid:
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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

            MORGAN STANLEY DEAN WITTER AFRICA INVESTMENT FUND, INC.
               MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
              MORGAN STANLEY DEAN WITTER EASTERN EUROPE FUND, INC.
          MORGAN STANLEY DEAN WITTER EMERGING MARKETS DEBT FUND, INC.
             MORGAN STANLEY DEAN WITTER EMERGING MARKETS FUND, INC.
         MORGAN STANLEY DEAN WITTER GLOBAL OPPORTUNITY BOND FUND, INC.
                MORGAN STANLEY DEAN WITTER HIGH YIELD FUND, INC.
             MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC.
                    THE LATIN AMERICAN DISCOVERY FUND, INC.
                            THE MALAYSIA FUND, INC.
                       THE PAKISTAN INVESTMENT FUND, INC.
                              THE THAI FUND, INC.
                       THE TURKISH INVESTMENT FUND, INC.
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

              NOTICE OF RECONVENED ANNUAL MEETINGS OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meetings of Stockholders of the Funds listed above (each a "Fund" and collectively, the "Funds") will be reconvened on Tuesday, August 1, 2000, at the offices of Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020.

     The Annual Meetings of Stockholders of the Funds held on June 15, 2000 were adjourned with respect to PROPOSAL NO. 2, the selection of independent accountants for the Funds. PricewaterhouseCoopers LLP has informed the Funds that they will not be available to serve as independent public accountants for each Fund. As a result, the Funds proposed the adjournment of each Meeting until August 1, 2000 with respect to the selection of independent accountants for the Fund, in order to allow the stockholders additional time to consider the matter. The Meetings were then adjourned to be reconvened on August 1, 2000 (the "Reconvened Meetings") with respect to the selection of independent accountants for the Funds.

     At a meeting held on June 15, 2000, after reviewing materials and considering the available options, the Boards of Directors of the Funds, including a majority of the Directors who are not "interested persons" of each Fund as defined in the Investment Company Act of 1940, selected Ernst & Young LLP as independent accountants for each Fund for the fiscal year ending December 31, 2000 (October 31, 2000 for The Turkish Investment Fund, Inc.), subject to stockholder ratification. The ratification of the selection of independent accountants is to be voted on at the Reconvened Meetings, and it is intended that the persons named in the accompanying Proxy will vote for ratification of Ernst & Young LLP's appointment. Ernst & Young LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of Ernst & Young LLP will attend the Reconvened Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

     Each Board's policy regarding engaging independent accountants' services is that management may engage each Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants, the Independent Standards Board and the Securities and Exchange Commission. In accordance with this policy, each Fund's Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. Each Fund's Audit Committee receives a report from the Fund's independent public accountants relating to all services that have been performed by the Funds' independent accountants for the Fund and its Manager and affiliates of the Manager.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meetings.

     THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

     The Reconvened Annual Meetings of Stockholders of the Funds will commence on August 1, 2000 at the following times (New York time):

Conference Room 2
  Morgan Stanley Dean Witter India Investment Fund, Inc.
     ("IIF")................................................   8:00 a.m.
  Morgan Stanley Dean Witter Asia-Pacific Fund,
     Inc.("APF")............................................   8:30 a.m.
  The Thai Fund, Inc. ("TTF")...............................   9:00 a.m.
  The Malaysia Fund, Inc. ("MF")............................   9:30 a.m.
  The Pakistan Investment Fund, Inc. ("PKF")................  10:00 a.m.
  Morgan Stanley Dean Witter High Yield Fund, Inc.
     ("MSY")................................................  10:30 a.m.
Conference Room 3
  Morgan Stanley Dean Witter Africa Investment Fund, Inc.
     ("AFF")................................................   8:00 a.m.
  Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
     ("RNE")................................................   8:30 a.m.
  The Turkish Investment Fund, Inc. ("TKF").................   9:00 a.m.
  The Latin American Discovery Fund, Inc. ("LDF")...........   9:30 a.m.
  Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
     ("MSF")................................................  10:00 a.m.
  Morgan Stanley Dean Witter Emerging Markets Debt Fund,
     Inc. ("MSD")...........................................  10:30 a.m.
  Morgan Stanley Dean Witter Global Opportunity Bond Fund,
     Inc. ("MGB")...........................................  11:00 a.m.

     If the accompanying form of Proxy for a Fund is executed properly and returned, shares represented by it will be voted at the Reconvened Meeting for that Fund in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Reconvened Meeting of such Fund. If no instructions are specified, shares will be voted FOR ratification of Ernst & Young LLP as independent accountants of the Fund for the fiscal year ending December 31, 2000 (October 31, 2000 for TKF).

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before any Reconvened Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Reconvened Meeting for a Fund, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                                          MARY E. MULLIN
                                          Secretary

Dated: July 6, 2000

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                                               SKU# MORGAN-PS-00

                                  FORM OF PROXY

               MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.

            C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby constitutes and appoints HAROLD J. SCHAAFF, JR., ARTHUR J. LEV and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 14, 2000 at the reconvened Annual Meeting of Stockholders to be held on August 1, 2000, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated May 4, 2000 and the additional proxy materials dated July 6, 2000.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

            Ratification of the selection of Ernst & Young LLP as independent accountants.

    FOR               AGAINST             ABSTAIN

    [ ]               [ ]                 [ ]

            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL SET FORTH ABOVE.

            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)
             ------------------------------
DATE _______________, 2000

            When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

            If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]